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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS CONSENT


To the Board of Directors
Aethlon Medical, Inc.


We hereby consent to the incorporation by reference in the previously filed Registration Statements of Aethlon Medical, Inc. on Form S-8 (File No. 333-114017 and 333-49896) of our report, dated June 27, 2005 appearing in this Annual Report on Form 10-KSB of Aethlon Medical, Inc. for the year ended March 31, 2005.


                                      /s/ Squar, Milner, Reehl & Williamson, LLP
                                      ------------------------------------------
                                      Squar, Milner, Reehl & Williamson, LLP


Newport Beach, California
July 13, 2005